                                                                   Exhibit 10.26

                FORM OF SECOND SERIES SHORTFALL FUNDING AGREEMENT


                  THIS AGREEMENT ("AGREEMENT") is made as of the Documentation Date by and among ____________________________________, a Delaware limited liability company (the "LESSEE"), the member(s) of Lessee listed on Schedule A attached hereto (collectively, the "MEMBER") and Balanced Care Corporation, a Delaware corporation ("BCC").

                               W I T N E S S E T H

                  WHEREAS, the Member constitutes the holder of all equity interests in the Lessee; and

                  WHEREAS, Lessee executed and delivered the Lease dated as of the Documentation Date (the "LEASE") between Lessee and Nationwide Health Properties, Inc., a Maryland corporation (the "LESSOR"), whereby Lessee leased from Lessor property, together with all improvements built or to be built thereon, located in ___________________________, as more fully described in the Lease (the "PROPERTY"); and

                  WHEREAS, the Lessee and _________________________________, a
Delaware corporation (the "MANAGEMENT FIRM") have entered into that certain Management Agreement dated as of the Documentation Date (the "MANAGEMENT AGREEMENT") whereby Lessee has appointed the Management Firm as the exclusive manager and operator of the Facility; and

                  WHEREAS, Lessor and BCC Development and Management Company, Inc., a Delaware corporation ("Developer") have entered into a Development Agreement dated as of the Documentation Date (the "Development Agreement") for the purpose of developing the Facility; and

                  WHEREAS, the Developer and the Management Firm are wholly-owned subsidiaries of BCC; and

                  WHEREAS, Lessee will deposit immediately available funds from time to time as specifically provided in this Agreement to fund the Working Capital Reserve (to be used to fund Shortfalls); and

                  WHEREAS, such funds to be deposited in the Working Capital Reserve will come from the proceeds of the Senior Note issued by Lessee to the Senior Lender pursuant to the Senior Credit Documents; and

                  WHEREAS, upon the advance of the entire principal amount of the Senior Note and depletion of the Working Capital Reserve, BCC intends to make Advances to the Lessee, on the terms and conditions herein stated, to fund continuing Shortfalls; and


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                  WHEREAS, BCC is willing to fund Advances to Lessee covering
Shortfalls after the entire amount of the Senior Note has been advanced and upon depletion of the Working Capital Reserve, only on the terms and conditions provided in this Agreement.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                    ARTICLE I
                               FUNDING SHORTFALLS

                  SECTION 1.01 FUNDING; CAPITALIZATION OF LESSEE; WORKING CAPITAL RESERVE. (a) Each Member (jointly and severally if more than one) hereby agrees to contribute as capital to the Lessee the following capital contributions:

                  (i) At such time as BCC or the Management Firm requests, and upon receipt of advances from Senior Lender under and in accordance with the Senior Note, the Member and/or the Lessee shall deposit into the Collateral Account so much of such funds so advanced under the Senior Note, up to the maximum amount of no less than of $__________, representing 15% of the total capital needed to fully fund the Working Capital Reserve; and

                  (ii) on or before August 1, 1999, but subject to the provisions of Section 1.01(c) below, the Member shall have deposited into the Collateral Account funds sufficient to make the total amounts contributed to the Working Capital Reserve equal the sum of $__________.

Time is of the essence with respect to each contribution described in this
Section 1.01(a).

                  (b) The contributions described in Section 1.01(a) shall be made directly into the Collateral Account. Each contribution of funds into the Collateral Account as provided in this Section 1.01 is referred to herein as a "FUNDING", and the aggregate of all Fundings to be made into the Collateral Account as provided in Section 1.01(a)(ii) above is referred to as the "WORKING CAPITAL RESERVE"). As contemplated pursuant to the Senior Note, BCC or the Management Firm will from time to time request that Fundings be made under the Senior Note into the Collateral Account to fund the Working Capital Reserve. Under the Working Capital Assurance Agreement, the Lessor may also request Fundings. No Fundings may be made into the Collateral Account until such time as BCC or the Management Firm (or the Lessor, as appropriate) so requests; provided, however, if BCC or the Management Firm has failed to make a request for Fundings as provided under the Senior Note (and if the Lessor has failed to make a request for Fundings pursuant to the Working Capital Assurance Agreement), and a Shortfall exists, BCC shall be obligated to make Advances pursuant to the provisions of Section 1.02 below if all other conditions to making such Advances have been satisfied or waived in writing by




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BCC.

                  (c) BCC, the Member and Lessee recognize that Senior Lender has not committed to fund sums into the Working Capital Reserve in excess of the principal amount of the Senior Note. Lessee, the Member and BCC understand that Senior Lender will either approve or disapprove of funding the remainder of the Working Capital Reserve pursuant to one or more additional senior notes on or before July 18, 1998. Lessee and the Member agree to provide notice to BCC within 24 hours of receipt of notice from Senior Lender as to whether Senior Lender has approved the additional Fundings into the Working Capital Reserve. Notwithstanding any provision to the contrary contained herein or in the other Transaction Documents, in no event shall Lessee or the Member be required to fully fund the Working Capital Reserve as provide in Section 1.01(a)(ii) above, in no event shall Lessee or the Member be in Default hereunder, and in no event shall an Event of Default be declared by BCC or any BCC Affiliate, solely as a result of a failure by Senior Lender to approve the funding of the remaining amounts to be deposited into the Working Capital Reserve as provided in this Section.

                  (i) In the event Senior Lender approves by July 18, 1998 the additional Funding pursuant to one or more additional senior notes such that the Working Capital Reserve will be fully funded by the date provided in Section 1.01(a)(ii) above, Lessee, the Member and BCC shall promptly thereafter execute such further documents and instruments as may be reasonably requested by BCC, the Member, Lessee and/or Senior Lender to effect such additional Fundings, including the issuance by Lessee of additional senior notes.

                  (ii) In the event the Senior Lender fails to approve the additional Fundings into the Working Capital Reserve on or before July 18, 1998 such that the Working Capital Reserve will be fully funded by the date provided in Section 1.01(a)(ii) above, the Member shall have the opportunity (but not the obligation) until October 31, 1998 to arrange for additional Fundings into the Working Capital Reserve such that the Working Capital Reserve will be fully funded by the date provided in Section 1.01(a)(ii) above. Such additional Fundings, and the parties providing such additional Fundings, shall be subject in all respects to the prior written approval of BCC. Without limiting other requirements for such approval by BCC, the parties providing such additional Fundings shall execute such further instruments and documents, and agree to such additional terms, as BCC may reasonably request, including agreeing to be bound by provisions similar to those contained in Section 7.02 below. Lessee shall give prompt notice to BCC in the event that Lessee determines that Lessee will not be in a position to arrange for the additional Fundings in the Working Capital Reserve as provided in this subsection.

                  (iii) In the event that the Senior Lender does not approval the additional Fundings on or before July 18, 1998 such that the Working Capital Reserve will be fully funded by the date provided in Section 1.01(a)(ii) above, and the Member has not obtained a source for the additional Fundings on or before October 31, 1998 on terms and conditions and with parties satisfactory to BCC, BCC shall have the right at any time thereafter, but not the obligation, to require that the Member sell all of the Equity Interests to BCC or its designee in the manner




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provided for in the Option Agreement; provided, however, the purchase price for the Equity Interests shall be the sum of (A) the amount of Fundings actually advanced by Senior Lender under the Senior Note and deposited into the Collateral Account, plus (B) an amount calculated on a pro-rata basis as 27.5% per annum of the amount of funds actually advanced under the Senior Note to or for the benefit of Lessee and contributed into the Working Capital Reserve from the date of deposit through the date of Closing, plus (C) reimbursement for all organizational and qualification costs of Lessee (not to exceed with respect to such organizational and qualification costs, $3,000). In such event, all terms and conditions of the sale applicable to the Option shall be equally applicable to the sale under this Section 1.01(c)(iii), and the failure by the Member to close on such sale within 5 business days after written notice from BCC (time being of the essence) shall constitute an Event of Default.

                  (d) The Member and the Lessee acknowledge and agree that (i) Fundings under the Senior Note and any other borrowings of Lessee to fund the Working Capital Reserve shall be recourse to the Member to the extent that such Member will be liable for no less than 15% of the total amount to be funded into the Working Capital Reserve as provided in Section 1.01(a)(ii) above, (ii) the Member has sufficient funds in personal accounts such that the guaranty of Indebtedness in connection with sums borrowed for the Working Capital Reserve is meaningful and has a likelihood of being repaid and (iii) Lessor and the Management Firm may (without notice to Lessee or Member, and whether acting alone or together) withdraw funds from the Working Capital Reserve to fund Shortfalls with respect to the Facility as provided in the Transaction Documents and the Lease Documents.

                  SECTION 1.02 ADVANCES. Upon the advance of all sums under the Senior Note (and, if applicable, the advance of all sums under additional senior notes to fully fund the Working Capital Reserve) into the Working Capital Reserve and the complete depletion of the Working Capital Reserve, and to the extent thereafter of any Shortfall, BCC hereby agrees to advance from time to time funds to the Lessee upon no less than five (5) days prior written notice, upon the terms and conditions provided herein (each advance being an "ADVANCE" and collectively, the "ADVANCES"). Advances shall be evidenced by one or more promissory notes issued by the Lessee in the form attached hereto as Exhibit A (the "NOTES"). The Notes shall mature on the anniversary of the fifth year after issuance of the first Note issued under this Agreement. Interest shall accrue on the Notes at the rate of 2% over the Prime Rate as announced from time to time in the Eastern Edition of the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in such Eastern Edition of the Wall Street Journal, such other source as the parties may agree), and shall be payable in arrears on the first day of each calendar quarter. All sums owed under the Notes and hereunder to BCC, and all other obligations and covenants under the Transaction Documents applicable to Lessee and the Member (including the obligations of the Member under the Option Agreement), together with all interest payable under the Transaction Documents and all other costs and expenses payable by Lessee or any Member to or for the benefit of BCC or any BCC Affiliate (including indemnification and defense obligations) are referred to herein as the "OBLIGATIONS". Notwithstanding any provision to the contrary




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contained in the Transaction Documents, the provisions of this Section 1.02, and any Notes issued hereunder, shall be subject in all respects to the terms and conditions of Section 7(c) of the Option Agreement.

                  SECTION 1.03 ASSET PURCHASE OPTION. (a) The Lessee and the Member hereby grant to BCC an option (the "ASSET PURCHASE OPTION") to purchase all of the assets of the Lessee (including the option to take an assignment of the Lease) for the Asset Purchase Price. The Asset Purchase Option may be exercised by BCC by providing written notice to the Lessee at any time during the term of the Lease. The closing of the purchase of the assets of the Lessee shall take place within 30 days after BCC exercises the Asset Purchase Option at such location in Pennsylvania as BCC may designate. At the closing of the asset purchase, the Lessee shall transfer, assign and convey to BCC (or its designee) all assets of Lessee, free and clear of all Liens and restrictions of any kind or nature, except for Liens or restrictions in favor of the Lessor pursuant to the Lease Documents or in favor of BCC pursuant to the Transaction Documents (provided, however, Liens in favor of BCC securing Advances or other Obligations shall be paid in full by Lessee and the Member at the closing of the asset purchase). The Lessee (and the Member if requested by BCC) shall execute and deliver at the closing of the asset purchase an assignment of lease (assigning the Lease to the purchaser), a bill of sale conveying all other assets of the Lessee and such other documents and instruments as BCC may reasonably request, all in form and substance reasonably satisfactory to BCC. The "ASSET PURCHASE PRICE" as used herein shall mean (i) all amounts actually funded into the Working Capital Reserve (including advances for interest due under the Senior
Note), plus (ii) an amount (calculated as a yearly return) equal to 27.5% of the Working Capital Reserve actually funded through Fundings, compounded annually through the closing date, plus (iii) the aggregate amount of all Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date (exclusive of the Management Fee), minus (iv) any payments made to the Member under the Option Agreement. To avoid any doubt, BCC shall receive a credit against the Asset Purchase Price for any payments made to the Member under the Option Agreement paid as Current Yield in advance to the extent that such advance Option Payments are attributable to Current Yield accruing after the closing date. All Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date of the asset purchase shall be payable from the Asset Purchase Price to BCC or the BCC Affiliate, as appropriate. Notwithstanding any provision to the contrary contained in the Transaction Documents, the provisions of this
Section 1.03 shall be subject in all respects to the terms and conditions of
Section 7(c) of the Option Agreement and Section 6.04 of this Agreement.

                  (b) Notwithstanding any provision to the contrary contained herein or in any other Transaction Document, BCC agrees that the Asset Purchase Option shall not be exercised unless (i) BCC or its designee is prohibited (by operation of law, or any other reason other than the acts or omissions of BCC or any BCC Affiliate) from exercising the Option to acquire the Equity Interests pursuant to the Option Agreement or (ii) the Lessee or any Member is in Default of any covenant, agreement, representation or warranty contained in this Agreement (except for a Default in the payment of interest under the Notes) or the Option Agreement, which Default was




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not caused by BCC or any BCC Affiliate.

                  SECTION 1.04 TRANSACTION DOCUMENTS. In addition to the Notes, and to better secure the performance of Lessee hereunder and under the other Transaction Documents, Lessee and the Member (as applicable) have executed and delivered to Lessor or BCC (as applicable) the following:

                           (i) the Lease and the other Lease Documents to which it is a party;

                           (ii) Leasehold Mortgage in the form attached hereto as Exhibit B encumbering the Property in favor of BCC (the "LEASEHOLD MORTGAGE");

                           (iii) the Deposit Pledge Agreement and the Pledge Agreement; and

                           (iv) such other documents, certificates, powers, affidavits and instrument as BCC may reasonably request.

                  In addition to the foregoing documents, the Member has executed and delivered to BCC the Option Agreement (the "OPTION AGREEMENT") substantially in the form attached hereto as Exhibit C, whereby each Member has agreed that BCC shall have an option to purchase the equity interest of each Member in Lessee, on the terms and conditions provided therein.

                  SECTION 1.05 INTEREST PAYMENTS. In no event shall the amount of interest due or payable pursuant to any Transaction Document (exclusive of payment made under the Option Agreement and sums paid in connection with the Asset Purchase Option) exceed the maximum rate of interest allowed by Law and, in the event any such payment is inadvertently paid by the Lessee or the Member or inadvertently received by BCC or any BCC Affiliate, then such excess sum shall be credited as a payment of principal due to BCC or any BCC Affiliate. It is the express intention of the parties hereto that neither the Lessee nor the Member pay to BCC, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Lessee.

                  SECTION 1.06 INTENTION. It is the intention of BCC, the Member and Lessee that (i) the Management Firm operate the Facility pursuant to the Management Agreement and that Lessee act as a passive investor with respect to the Facility, (ii) Lessee include on its financial statements all revenue and losses with respect to the Facility during the term of this Agreement for accounting purposes, and (iii) Advances made hereunder and all other obligations of Lessee and the Member under the Transaction Documents be secured by and pursuant to the Leasehold Mortgage and the Pledge Agreement, but subject to the rights of Lessor under the Lease, regardless of any bankruptcy, insolvency, receivership or similar proceedings instituted by or




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against Lessee. BCC, each Member and Lessee agree to take no position inconsistent with the intention of the parties as herein stated.


                                   ARTICLE II
                             CONDITIONS TO ADVANCES

                  SECTION 2.01 CONDITIONS PRECEDENT TO ADVANCES. The obligations of BCC to accept delivery of the Transaction Documents and make Advances are subject to the condition precedent that BCC receives the following five days prior to the making of any Advance:

                  (a)      the Note(s);

                  (b)      the Working Capital Assurance Agreement;

                  (c)      the Leasehold Mortgage;

                  (d)      the Option Agreement;

                  (e)      the Management Agreement;

                  (f) a certificate of the Secretary of State of the State of Delaware stating that the Lessee is duly organized, validly existing and in good standing in such state;

                  (g) a certified copy of the Operating Agreement of the Lessee and the Member, together with certified resolutions or authorizations of the Lessee and the Member granting the power to Lessee and the Member to enter into and perform the Transaction Documents;

                  (h)      all other Transaction Documents; and

                  (i)      the Lease and all other Lease Documents.

                  SECTION 2.02 ADDITIONAL CONDITIONS PRECEDENT TO ADVANCES. The obligation of BCC to accept delivery of the Transaction Documents and consummate this transaction, and to make any Advance, shall be further subject to the condition precedent that the following statements shall be true and correct (and the delivery by the Lessee and the Member of the Note and the other Transaction Documents shall be deemed to constitute a representation and warranty by the Lessee and the Member that such statements are true on such date):

                           (i) The representations and warranties contained in
                  Article III of this Agreement and the other Transaction Documents are true and correct in all




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                  material respects on and as of date of the execution and
                  delivery of this Agreement, at the time of each Advance, and as of each date until the Obligations are satisfied in full; and

                           (ii) No event has occurred and is continuing which
                  constitutes a Default or an Event of Default on the part of the Lessee or the Member under any of the Transaction Documents.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 REPRESENTATIONS AND WARRANTIES OF THE LESSEE. The Lessee and each Member represents and warrants as follows:

                  (a) ORGANIZATION; QUALIFICATION. The Lessee is a limited liability company duly formed, validly existing and in good standing under the laws of State of Delaware, has qualified to do business in the State in which the Facility is located, and has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted; provided, however, notwithstanding any provision to the contrary contained herein or in the other Transaction Documents, if the foregoing is false or misleading (and so long as such representation or warranty was not made false or misleading as a result of the acts or omissions of Lessee or the Member), in no event shall BCC fail to fund Advances if required to do so hereunder or raise as a defense to the consequences of BCC's failure to make Option Payments the failure of the foregoing from being true and correct, but neither Lessee nor the Member shall raise as a defense to the obligations of Lessee or Member hereunder or under any other Transaction Document the failure of the foregoing from being true and correct in all material respects.

                  (b) POWER; AUTHORITY. The execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party are within the Lessee's power and have been duly authorized by all necessary action, and this Agreement and the other Transaction Documents to which Lessee is a party have been duly executed and delivered by the duly authorized representative of the Lessee.

                  (c) APPROVAL OR CONSENTS. No approval or consent of any foreign, domestic, federal, state or local authority is required for the due execution, delivery and performance by the Lessee of this Agreement or any other Transaction Document to which it is a party and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party do not conflict with, and will not result in the breach of or default under, any contract, agreement or other document or instrument to which the Lessee is a party or by which its properties are bound.



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                  (d) BINDING OBLIGATIONS. This Agreement and the other
Transaction Documents to which the Lessee is a party are legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights; provided, however, notwithstanding any provision to the contrary contained herein or in the other Transaction Documents, if the foregoing is false or misleading (and so long as such representation or warranty was not made false or misleading as a result of the acts or omissions of Lessee or the Member), in no event shall BCC fail to fund Advances if required to do so hereunder or raise as a defense to the consequences of BCC's failure to make Option Payments the failure of the foregoing from being true and correct, but neither Lessee nor the Member shall raise as a defense to the obligations of Lessee or Member hereunder or under any other Transaction Document the failure of the foregoing from being true and correct in all material respects.

                  (e) LITIGATION. There is no pending or, to the best of Lessee's knowledge, threatened action, suit or proceeding against or affecting the Lessee before any court, governmental agency or arbitrator.

                  (f) APPLICABLE LAW. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Lessee is a party, and the borrowings hereunder, do not and will not, by the passage of time, the giving of notice or otherwise, violate any Law applicable to the Lessee; provided, however, notwithstanding any provision to the contrary contained herein or in the other Transaction Documents, if the foregoing is false or misleading (and so long as such representation or warranty was not made false or misleading as a result of the acts or omissions of Lessee or the Member), in no event shall BCC fail to fund Advances if required to do so hereunder or raise as a defense to the consequences of BCC's failure to make Option Payments the failure of the foregoing from being true and correct, but neither Lessee nor the Member shall raise as a defense to the obligations of Lessee or Member hereunder or under any other Transaction Document the failure of the foregoing from being true and correct in all material respects.

                  (g) TITLE AND CONDITION OF ASSETS. Except for Lessee's leasehold interest in the Lease, the Lessee has good, marketable and legal title to its properties and assets. The Lessee has a good and valid leasehold interest in the Lease.

                  (h) LIENS. None of the properties and assets of the Lessee are subject to any Lien or other charge other than Liens in favor of Lessor pursuant to the Lease or the Senior Credit Documents, BCC as provided herein, or a BCC Affiliate ("PERMITTED LIENS"), and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party will neither result in the creation of any Lien or other charge upon any of the Lessee's properties or assets, nor cause a default under any agreements to which Lessee is a party.



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                  (i) {INTENTIONALLY OMITTED}.

                  (j) TAX RETURNS AND PAYMENTS. All federal, state and other tax returns of the Lessee required by Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Lessee and its properties, income, profits and assets which are due and payable have been paid; provided, however, if the failure to file such tax returns was due to the acts or omissions of BCC or a BCC Affiliate, the foregoing shall not constitute an Event of Default.

                  (k) NO EMPLOYEES. The Lessee has no employees for which it is required to comply with the Employment Retirement Income Security Act of 1974.

                  (l) ABSENCE OF DEFAULTS. To the Lessee's and Member's knowledge, no event has occurred, which has not been remedied, cured or waived, which constitutes, or with the passage of time or giving of notice or both would constitute, a Default or an Event of Default under any Transaction Document or Lease Document or which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by the Lessee under any agreement or judgment, decree or order, to which the Lessee is a party or by which the Lessee or any of its properties may be bound.

                  (m) ACCURACY AND COMPLETENESS OF INFORMATION. No document furnished or written statement made to BCC by Lessee or any Member in connection with the execution of this Agreement or any of the other Transaction Documents (or in connection with the organization or capitalization of Lessee by the Members) contains or will contain any untrue statement of a material fact or fails to state a material fact necessary in order to make the statements contained therein not materially misleading.

                  (n) SUBSIDIARIES. The Lessee does not own, directly or indirectly, of record or beneficially, any of the voting stock of any class or classes of, or any other voting interests of, any Entity.

                  (o) INVESTMENT COMPANY. The Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (p) PUBLIC UTILITY COMPANY. The Lessee is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company", within the meaning of the Public Holding Company Act of 1935, as amended.

                  (q) SOLE MEMBER. The Member is the sole member of Lessee, and no other person or Entity holds any equity interest or other security in Lessee.



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                  (r) CAPITAL CONTRIBUTIONS. No less than 15% of the total
amount to be contributed to the Working Capital Reserve as provided in Section 1.01(a)(ii) above shall be guarantied personally by the Member, and the Member has the financial resources and ability to so repay such Indebtedness.

                                   ARTICLE IV
                             COVENANTS OF THE LESSEE

                  SECTION 4.01 AFFIRMATIVE COVENANTS. So long as BCC or any BCC Affiliate shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will and the Member shall cause the Lessee to:

                  (a) COMPLIANCE WITH LAWS. Comply, in all material respects with all applicable Laws, such compliance to include paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its properties.

                  (b) {INTENTIONALLY OMITTED}

                  (c) NOTICE OF LITIGATION AND OTHER MATTERS. Promptly give notice to BCC of the following: (i) any actions, suits or proceedings instituted against the Lessee; (ii) any change in the chief executive office, principal place of business or location of the books and records of the Lessee and (iii) the occurrence of a Default or an Event of Default.

                  (d) {INTENTIONALLY OMITTED}

                  (e) PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its existence under the Laws of the state of its formation, and preserve and maintain its rights, franchises, licenses and privileges in such state as a limited liability company, and qualify and remain qualified and authorized to do business in such state.

                  (f) BUSINESS. At all times endeavor to carry on its business in the most efficient manner possible under the circumstances and engage only in the business presently carried on by the Lessee.

                  (g) FURTHER ASSURANCES. At BCC's request, from time to time, execute, acknowledge or take such further action as BCC may reasonably require
(i) to effectuate the purposes of this Agreement and the purposes of the other Transaction Documents or (ii) to comply or consent to such actions as BCC may wish to comply or consent to on behalf of Lessee under the Lease Documents.



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Provided, however, notwithstanding anything to the contrary contained in this
Section 4.01, Lessee shall not be in default hereunder to the extent that the obligations described in this Section 4.01 are required to be performed by the Management Firm under the Management Agreement.

                  SECTION 4.02 NEGATIVE COVENANTS. Except as expressly permitted under the Transaction Documents or the Lease Documents, so long as BCC shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will not, and no Member will cause the Lessee to, without the prior written consent of BCC:

                  (a) LIENS CREATED BY LESSEE. Create or suffer to exist any Lien or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, other than Permitted Liens.

                  (b) DISTRIBUTIONS. Make any distribution of cash or other property to the Member (other than payments to the Member to satisfy Federal, state or local income tax consequences resulting exclusively from the operations of the Facility) or declare or pay any dividend or distribution on any securities of Lessee.

                  (c) OTHER BUSINESS. Engage in any business venture or enter into any agreement with respect to any business venture, except as expressly provided in the Transaction Documents with respect to the Facility.

                  (d) TRANSFER OF ASSETS. Except as expressly contemplated in the Transaction Documents to BCC or an Entity designated by BCC or otherwise as expressly permitted in the Lease with respect to Subleases of a portion of the Facility, convey, transfer, lease, sublease, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or Entity. The restrictions of this Subsection shall include a prohibition on any assignment, pledge, hypothecation or other transfer of the Lease or sublease or license of the Facility, except to BCC or a BCC Affiliate in accordance with the terms and conditions of the Lease or otherwise as expressly permitted in the Lease with respect to Subleases of a portion of the Facility.

                  (e) INDEBTEDNESS FOR BORROWED MONEY. Create, assume, guaranty or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding, any Indebtedness, except Indebtedness incurred to BCC or a BCC Affiliate under the Transaction Documents or Indebtedness incurred to Lessor as expressly provided in the Lease Documents.

                  (f) CREATION OF AFFILIATES. Form, organize or participate in the formation or organization of any Entity, or make any investment in any newly formed or existing Entity.

                  (g) LOANS. Extend credit to or make any advance, loan or contribution to any person or Entity.

                  (h) GOVERNANCE DOCUMENTS. Amend, supplement or otherwise modify the terms of the Articles of Formation or the Limited Liability Company Agreement of the Lessee in any way.

                  (i) OTHER TRANSACTIONS WITH LESSOR. Enter into any transaction with Lessor or any affiliate or related party to or with Lessor, other than pursuant to the Transaction Documents.

                  (j) TRANSFERS OF EQUITY INTERESTS. Permit the Member to transfer all or any portion of the Member's Equity Interest in Lessee.

                  (k) AMEND TRANSACTION DOCUMENTS. (i) Amend, terminate, supplement or otherwise modify any Transaction Document, (ii) waive any default or potential event of default by Lessor under, or consent to any action requested by Lessor pursuant to, any Lease Document, (iii) declare a default or event of default under any Lease Document, (iv) exercise any right to extend the term of the Lease, (v) exercise any right to purchase the Facility or exercise a right of refusal with respect thereto, or (vi) exercise any right to cancel the Lease as a result of a casualty or condemnation with respect to the Facility, or otherwise.

                  (l) MERGERS AND CONSOLIDATIONS. Merge or consolidate with, purchase all or any substantial part of the assets of, or otherwise acquire any Entity.

                  (m) ISSUANCE OF SECURITIES. Except for the equity interests of the Lessee that have been issued to the Member and are outstanding as of the date hereof, issue any equity interests or options, warrants or other rights to purchase any equity interests or any securities convertible or exchangeable for equity interests, or commit to do any of the foregoing.

                                    ARTICLE V
                                EVENTS OF DEFAULT

                  SECTION 5.01 EVENTS OF DEFAULT. Each of the following events shall constitute an event of default hereunder ("SHORTFALL EVENT OF DEFAULT"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body; provided, however, notwithstanding anything to the contrary contained in this Section 5.01, no Shortfall Event of Default may be declared hereunder in the event that the Shortfall Event of Default resulted from a default on the part of BCC or a BCC Affiliate under any of the Transaction Documents:

                  (a) The Lessee shall fail to make any payment of principal or interest, as stated in the Notes, when due (a "MONETARY DEFAULT"); or

                  (b) Any material representation or warranty made by the Lessee or the Member under or in connection with any Transaction Document shall prove to have been incorrect or misleading in any material respect when made; or

                  (c) The Lessee or the Member shall fail to perform or observe any term, covenant or agreement contained in this Agreement, or in any other Transaction Document, on its or their part to be performed or observed beyond the applicable cure period; or

                  (d) The Lessee or the Member shall generally not pay its debts when due; or

                  (e) The Lessee or any Member shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee or any Member seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of the Lessee or any Member of any of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for the Lessee or any Member or for any substantial part of its property; or the Lessee or any Member shall take any action to authorize any of the actions set forth above in this subsection; or

                  (f) Any nonappealable judgment or order for the payment of money in excess of $50,000 shall be rendered against the Lessee and the same shall not be discharged within 30 days after entry; or

                  (g) A warrant or writ of attachment or execution or similar process shall be issued against any property of the Lessee which exceeds $50,000 in value and such warrant or process shall continue undischarged or unstayed for 30 consecutive days; or

                  (h) Any material provision of any Transaction Document to which the Lessee or the Member is a party shall for any reason cease to be valid and binding on the Lessee or the Member, or the Lessee or the Member shall so state in writing; or

                  (i) The Leasehold Mortgage shall for any reason cease to create a valid and perfected security interest in any of the collateral covered thereby, subject in priority only to the Permitted Liens; or

                  (j) an Option Agreement Event of Default, a Mortgage Event of Default, a Lease Event of Default, a Deposit Pledge Event of Default, an Other Transaction Default or a Management Agreement Event of Default on the part of Lessee or the Member shall occur and be continuing.


                                   ARTICLE VI
                                    REMEDIES

                  SECTION 6.01 APPLICABLE PROVISIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of a Shortfall Event of Default, the following provisions shall apply:

                  (a)      ACCELERATION AND TERMINATION:

                           (i) Automatic. Upon the occurrence of a Shortfall
                  Event of Default specified in Section 5.01(e), the principal of, and the interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and any of the other Transaction Documents, shall become automatically due and payable without presentment, demand, protest, or other notice of any kind all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

                           (ii) Optional. If any other Shortfall Event of
                  Default shall have occurred, and in every such event, BCC may do the following: declare the principal of, and interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and the other Transaction Documents, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

                  (b) BCC'S RIGHT TO ENTER PROPERTY. Subject to the terms of the Lease Documents and the Transaction Documents, BCC may enter upon the Property and any premises on which collateral may be located and, without resistance or interference by the Lessee, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as BCC shall choose, without being liable to the Lessee on account of any loss, damage or depreciation that may occur as a result thereof.

                  (c) USE OF PREMISES. BCC may, without payment of any rent or any other charge, enter the Property and, without breach of peace, take possession of the Property or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Lessee's equipment, for the purpose of (i) operating the Facility and (ii) collecting any accounts receivable.

                  (d) OTHER RIGHTS. BCC may exercise any and all of its rights and remedies available under the other Transaction Documents, as well as those available in Law or in equity.

                  (e) RIGHT TO FORECLOSE. Subject to the rights of the Lessor under the Lease Documents and the Senior Credit Documents, BCC may foreclose upon the Lease, take immediate possession of the Facility and Property and operate the Property, all in accordance with the terms and conditions of the Leasehold Mortgage.

                  SECTION 6.02 APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following a Shortfall Event of Default shall be applied or paid over as follows:

                  (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including, without limitation, the expenses for indemnification as provided herein;

                  (b) Second: to the payment of the interest due upon the Notes;

                  (c) Third: to the payment of the principal due upon the Notes or any other payments owed to BCC under the Transaction Documents; and

                  (d) Fourth: the balance (if any) of such proceeds shall be paid to the Lessee subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the Collateral known to BCC and subject to the direction of a court of competent jurisdiction.

                  The Lessee shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations owing by the Lessee to BCC after the application of proceeds set forth above together with interest thereon at a rate per annum equal to the highest rate then payable hereunder.

                  SECTION 6.03  MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.

                  (a) RIGHTS CUMULATIVE. The rights and remedies of BCC under this Agreement and each of the other Transaction Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies BCC may be selective and no failure or delay by BCC in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise of any other power or right.

                  (b) WAIVER OF MARSHALLING. The Lessee hereby waives any right to require any marshalling of assets and any similar right.

                  (c) LIMITATION OF LIABILITY. Nothing contained in this Article VI or elsewhere in this Agreement or in any other Transaction Documents shall be construed as requiring or obligating BCC or any agent or designee thereof to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any account or any other Collateral or the moneys due or to become due under the Notes or any other Transaction Documents or in connection therewith, or to take any steps necessary to preserve any rights against prior parties and neither BCC nor any of its agents or designees shall have any liability to the Lessee for actions taken pursuant to this Article VI, any other provision of this Agreement or any other Transaction Documents, except as otherwise provided by Law.

                  (d) WAIVER OF DEFENSES. Lessee hereby waives any and all defenses, either by way of set-off as to matters arising prior to the date hereof or any other defenses, which Lessee presently believes it has or which Lessee may have in the future relating to defaults by the Lessee or the Member under this Agreement or any other Transaction Document.


                  SECTION 6.04 REMEDIES OF LESSEE AND MEMBER. So long as no Event of Default has occurred under any Transaction Document or Lease Document which was caused by either the Member or the Lessee, in the event that BCC fails to make Advances once required as provided herein, after ten (10) days prior written notice of such failure sent by Lessee to BCC, Lessee and the Member shall have the following remedies and rights: (i) BCC shall no longer have any right to exercise the Option or the Asset Purchase Option, (ii) all Notes issued by the Lessee pursuant to this Agreement shall automatically be amended to provide that interest due under the Notes will accrue and not be due and payable until the date which is the fifth (5th) anniversary of the date of issuance of the first Note so issued by the Lessee pursuant to the Shortfall Agreement and
(iii) the lien encumbering the Equity Interests and other assets in favor of BCC arising hereunder and under the Pledge Agreement and the Leasehold Mortgage shall automatically be released and terminated. BCC agrees, after the failure to make Advances and an opportunity to cure as provided herein, to execute such documents and instruments, and accept delivery of such replacement Notes (returning the Notes to be replaced) as the Member may reasonably request to effect the provisions of Subsections (i), (ii) and (iii) above.



                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

                  SECTION 7.01 RIGHT TO CURE DEFAULTS UNDER TRANSACTION DOCUMENTS. Lessee shall give BCC immediate notice of an default or event of default under any Transaction Document received from Lessor. BCC shall have the right, but not the obligation, to cure such default or event of default. To the extent that BCC shall expend sums to cure any such default or event of default, such sums shall be deemed Advances hereunder, payable upon demand.

                  SECTION 7.02 CONFIDENTIALITY.

                  (a) Lessee and the Member hereby covenant and agree, on behalf of Lessee, the Member and all Lessee Affiliates, that all Confidential Information (as hereinafter defined) will be held and treated by Lessee, the Member, Lessee Affiliates and the agents and employees of Lessee, the Member and Lessee Affiliates in confidence and will not, except as explicitly consented to by BCC in its sole discretion, be disclosed by Lessee, the Member, Lessee Affiliates or the agents and employees of Lessee, the Member or Lessee Affiliates, in any manner whatsoever, in whole or in part, and will not be used by the Member, Lessee, Lessee Affiliates or the agents and employees of Lessee, the Member or Lessee Affiliates for any purpose whatsoever. Lessee and the Member further agree on behalf of Lessee, the Member and Lessee Affiliates (i) to disclose Confidential Information only to Lessee's employees who need to know the Confidential Information for purposes related to the Facility, (ii) to employ all reasonable procedures to ensure that neither the Lessee, the Member, or Lessee Affiliates, nor any of their respective agents or employees use the Confidential Information in connection with trading in the securities of BCC or communicate such information to others who so trade in such securities and (iii) that any Confidential Information not returned to BCC or the Management Firm, as applicable, will be held by Lessee and kept subject to the terms of this Section or destroyed.

         (b) As used in this Section, "Confidential Information" means all information and data containing or otherwise reflecting information concerning BCC or any BCC Affiliate, or any Other Facility, which is not available to the general public but is material to the business, financial condition, or prospects of BCC and BCC Affiliates or otherwise would be material to making an investment decision with respect to the publicly traded securities of BCC, together with analyses, compilations, studies or other documents, whether prepared by BCC or any other Entity, which contain or otherwise reflect such information; provided, however, Confidential Information shall in no event include information that has become public through no wrongful action of Lessee or the Member or matters for which the Lessee or the Member are required to disclose pursuant to

Laws.

                  SECTION 7.03 CURE PERIOD FOR BCC. With respect to all obligations of BCC or a BCC Affiliate under the Transaction Documents, in no event shall be BCC or such BCC Affiliate be in default regarding any such obligations unless and until Lessee and/or the Member provides notice to BCC of such default and a period of no less than ten (10) days (or such longer period as may be provided in the Transaction Documents) to cure such default.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  SECTION 8.01 DEFINITIONS; INTERPRETATION; MISCELLANEOUS. Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in Appendix 1 hereto; the rules of interpretation and other provisions set forth in Appendix 1 hereto shall apply to this Agreement. All exhibits, schedules, appendixes and other attachments to this Agreement are incorporated by reference herein

                  SECTION 8.02 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, Federal Express or other recognized overnight courier or sent by registered or certified U.S. mail, return receipt requested or sent by facsimile or telecopy transmission and addressed:

                           (i)     If to the Lessee or any Member, at:

                                   Sherry, Coleman & Holthouse LLP
                                   610 Newport Center Drive
                                   Suite 1200
                                   Newport Beach, CA 92660


                           (ii)    If to BCC, at

                                   c/o BCC Development and Management Co.
                                   5021 Louise Drive
                                   Suite 200
                                   Mechanicsburg, PA 17055

or to such other address or facsimile number as a party may designate by notice to the other parties hereto.

                  SECTION 8.03 JURISDICTION. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY PENNSYLVANIA COURT OR FEDERAL COURT SITTING IN PENNSYLVANIA IN ANY

ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THE LESSEE IS A PARTY, AND THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA COURT OR IN SUCH FEDERAL COURT. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE LESSEE AND THE MEMBER IRREVOCABLY CONSENT TO THE SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE LESSEE AT ITS ADDRESS SPECIFIED IN
SECTION 8.02. THE LESSEE AND THE MEMBER AGREE THAT A NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF BCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF BCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE LESSEE OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

                  SECTION 8.04 PERFORMANCE OF LESSEE'S DUTIES. The Lessee's obligations, and the obligation of the Member, under this Agreement and the other Transaction Documents shall be performed by the Lessee and the Member at their sole cost and expense. If the Lessee or the Member shall fail to do any act or thing which it or they have covenanted to do under this Agreement or any of the other Transaction Documents, BCC may, but shall not be obligated to, do the same or cause it to be done either in the name of BCC or in the name and on behalf of the Lessee or the Member, and the Lessee and the Member hereby irrevocably authorizes BCC so to act.

                  SECTION 8.05 INDEMNIFICATION. (a) The Lessee agrees to reimburse BCC for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold BCC harmless from and against all losses suffered by BCC in connection with: (i) any breach by Lessee or any Member of any covenant, agreement, representation or warranty under any Transaction Document and (ii) any claim, debt, demand, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by BCC, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the Lessee's business, which claim, debt, demand, loss, damage, action , cause of action, liability, cost or expense was not caused by the acts or omissions of BCC or a BCC Affiliate. The Lessee shall indemnify BCC as provided herein upon demand and in immediately available funds.

                  (b) BCC agrees to reimburse the Lessee for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold Lessee harmless from and against all losses suffered by Lessee or the Member, as the case may be, in connection with any breach by BCC or any BCC Affiliate of any covenant, agreement, representation or warranty under any Transaction Document and (b) any claim, debt, demand, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by Lessee, in any manner arising out of or, directly or indirectly, related to or connected with the operation of BCC's or a BCC Affiliates' business, which claim, debt, demand, loss, damage, action , cause of action, liability, cost or expense was not caused by the acts or omissions of Lessee or the Member. BCC shall indemnify the Lessee and/or the Member (as the case may be) as provided herein upon demand and in immediately available funds.


                  SECTION 8.06 INJUNCTIVE RELIEF. The Lessee and each Member recognize that, in the event the Lessee or any Member fails to perform, observe or discharge any of its or their obligations or liabilities under this Agreement or any of the other Transaction Documents, any remedy of Law may prove to be inadequate relief to BCC; therefore, the Lessee and each Member agrees that BCC shall be entitled to temporary and permanent equitable relief in any such case without the necessity of proving actual damages.

                  SECTION 8.07 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Lessee, the Member and BCC and their respective personal representatives, heirs, successors and assigns, except that Lessee shall have no right to assign its rights hereunder or any interest herein. In the event of an assignment of BCC's obligations and rights hereunder, BCC shall nonetheless remain primarily liable to Lessee and the Member for BCC's obligations hereunder.

                  SECTION 8.08  WAIVERS.

                  (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE LESSEE, THE MEMBER AND BCC WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY THE LESSEE, EACH MEMBER AND BCC, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE LESSEE AND/OR THE MEMBER ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND WHETHER NOW EXISTING OR HEREAFTER ARISING, AND LESSEE AND THE MEMBER HEREBY AGREE AND CONSENT THAT ANY SUCH ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, IF BCC SO CHOOSES, WITHOUT JURY AND BCC MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE LESSEE AND THE MEMBERS TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

                  (b) FURTHER, THE LESSEE AND THE MEMBER WAIVE THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

                  (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

                  SECTION 8.09  CONFLICT WITH LEASE DOCUMENTS

                  This Agreement is subject to the covenants and agreements contained in the Lease and other Lease Documents. In the event of any conflict between the provisions of this Agreement and the Lease Documents, the provisions of the Lease Documents shall control.

                  SECTION 8.10 THIRD PARTY BENEFICIARY

                  BCC, the Member and the Lessee each acknowledge and agree that this Agreement and the rights hereunder are intend to benefit, in addition to the parties hereto, the Lessor, who shall be deemed to be a third party beneficiary hereof. Without limiting the generality of the foregoing, (i) the representations, warranties, affirmative covenants and negative covenants of Lessee and the Member contained herein shall inure to the benefit of Lessor (together with BCC) and (ii) the Lessor may enforce any or all of the provisions herein contained. BCC hereby acknowledges and agrees that any security interest BCC acquires in personal, intangible and other property of the Lessee pursuant to this Agreement shall be and is subordinate to the security interest of Lessor created under the Lease and the Senior Lender under the Senior Credit Documents.

                  SECTION 8.11  NO AMENDMENT

                  BCC, Lessee and the Member hereby agree that no Transaction Document shall be amended, modified or altered in any manner without the prior written consent of the Lessor.

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Shortfall Funding Agreement to be executed by their respective officers or authorized agents as of the date first above written.


                                         C&G HEALTHCARE OF __________, LLC



                                               By:
                                                  ---------------------------
                                                  Manager


                                               MEMBERS:



                                               ------------------------------




                                               ------------------------------


ATTEST:                                  BALANCED CARE CORPORATION



                                         By:
---------------------------                 ---------------------------------

                                         Title:
                                               ------------------------------



                                       S-2
                         [Shortfall Funding Agreement]

                    OMITTED SCHEDULES/EXHIBITS

SCHEDULE 1          MEMBERS OF LESSEE

EXHIBIT A           FORM OF NOTE

EXHIBIT B           FORM OF LEASEHOLD MORTGAGE

EXHIBIT C           FORM OF OPTION AGREEMENT